                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.
                                  ___________

                                   FORM 8-K
                                  ___________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  October 3, 2001

                                  NTELOS Inc.

              (Exact Name of Registrant as Specified in Charter)

        Virginia                          0-16751                                 54-1443350
(State of Incorporation)          (Commission File Number)           (IRS Employer Identification No.)

                                P. O. Box  1990
                          Waynesboro, Virginia 22980
                   (Address of principal executive offices)

                                (540) 946-3500
             (Registrant's telephone number, including area code)


Item 5.   OTHER EVENTS

     In connection with the proposed merger between NTELOS Inc. ("NTELOS") and Conestoga Enterprises, Inc. ("Conestoga"), NTELOS is providing examples to illustrate for NTELOS and Conestoga shareholders the operation of the exchange ratio at various prices per share of NTELOS common stock.

     Please bear in mind that the operation of the exchange ratio is complex. We have tried to provide examples for you in this document but there are a number of variables to consider, including the actual percentage of Conestoga shareholder cash and stock elections, which have not been addressed in this example. The examples we have provided are based on the assumptions identified below. For more information on how the variables affect the consideration Conestoga shareholders will receive in the merger, you should review the registration statement filed by NTELOS with the Securities and Exchange Commission and all amendments to this registration statement, including the final joint proxy statement/prospectus. These documents are available, or will be made available upon filing, online at www.sec.gov.

     You should also note that the actual consideration to be received by Conestoga shareholders in the merger will be based on the NTELOS stock price around the time of the closing of the merger, as indicated in the joint proxy statement/prospectus. NTELOS and Conestoga currently anticipate that the merger will close around year end 2001.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ NTELOS' REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS RELATING TO THE MERGER TRANSACTION DESCRIBED ABOVE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. THE REGISTRATION STATEMENT WAS FILED INITIALLY WITH THE COMMISSION ON SEPTEMBER 18, 2001 AND WILL BE AMENDED BEFORE MAILING TO SHAREHOLDERS. Investors and security holders may obtain a free copy at the Commission's web site at www.sec.gov. The documents filed with the Commission by NTELOS may also be obtained for free from NTELOS by directing a request to NTELOS Inc., P. O. Box 1990, Waynesboro, Virginia 22980, Attn:
Investor Relations, telephone: (540) 946-3500. Certain of these documents may also be available on NTELOS' website at www.ntelos.com. READ THE FINAL REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Consideration to Conestoga Shareholders Implied by NTELOS Stock Prices /(1)/

     The following table is based on 8,282,270 outstanding shares of Conestoga common stock as of September 30, 2001 (assuming conversion of outstanding Conestoga preferred stock into common stock). The table also assumes that Conestoga shareholders will elect to receive cash consideration for a maximum of 58% of Conestoga common stock and that the number of shares exchangeable for cash is adjusted as necessary for the merger to qualify as a "reorganization" for federal income tax purposes.

                                                       Stock Consideration                    Total Equity Consideration
                                              --------------------------------------  -------------------------------------------
                              Total Cash       NTELOS Shares        Total Stock
NTELOS Stock Price          Consideration         Issued         Consideration/(3)/     Average Value per      Total Equity Value
 Per Share /(2)/            (in millions)      (in millions)       (in millions)      Conestoga Share /(4)/      (in millions)
---------------------------------------------------------------------------------------------------------------------------------
    $  6.00                    $110.43             12.27              $ 73.62                 $22.22                $184.05
       8.00                     132.52             11.04                88.34                  26.67                 220.86
      10.00                     150.59             10.04               100.39                  30.30                 250.98
      12.00                     165.65              9.20               110.43                  33.33                 276.07
      14.00                     178.39              8.50               118.92                  35.90                 297.31
      16.00                     189.31              7.89               126.21                  38.10                 315.51
      18.00                     192.15              7.73               139.14                  40.00                 331.29
      20.00                     192.15              6.96               139.14                  40.00                 331.29
      22.00                     192.15              6.33               139.14                  40.00                 331.29
      24.00                     192.15              5.80               139.14                  40.00                 331.29
      26.00                     192.15              5.35               139.14                  40.00                 331.29
      28.00                     192.15              4.97               139.14                  40.00                 331.29
      30.00                     192.15              4.64               139.14                  40.00                 331.29
      32.00                     192.15              4.64               148.42                  41.12                 340.57
      34.00                     192.15              4.64               157.69                  42.24                 349.84
      36.00                     192.15              4.64               166.97                  43.36                 359.12
      38.00                     192.15              4.64               176.24                  44.48                 368.39
      40.00                     192.15              4.64               185.52                  45.60                 377.67

(1) For purposes of these examples, all values have been rounded and are approximations.

(2) Represents the lower of the value used to determine the exchange ratio in accordance with the merger agreement and the NTELOS common stock price per share on the merger date.

(3) Assumes that the aggregate value of NTELOS common stock issued in the merger may never be less than 40% of the total equity value, in order for the merger to qualify as a "reorganization."

(4) Average value per share for all Conestoga shareholders based on the assumptions set forth above. The actual value received by any particular Conestoga shareholder will depend upon the actual percentage of cash and/or stock consideration received by the shareholder.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NTELOS Inc.
                                        (Registrant)


                                        By: /s/ Michael B. Moneymaker
                                           --------------------------
                                           Michael B. Moneymaker
                                           Senior Vice President and Chief
                                           Financial Officer,
                                           Treasurer and Secretary


Date: October 3, 2001